Exhibit 10.9

EXECUTION VERSION

Oncobiologics, Inc.

Note, Warrant and Registration Rights Amendment and Waiver

This Note, Warrant and Registration Rights Amendment and Waiver (the “Amendment”), dated September 7, 2017 (the “Effective Date”), is with respect to those certain senior secured promissory notes (each, a “Note” and collectively, the “Notes”) and those certain common stock purchase warrants (each, a “Warrant” and collectively, the “Warrants”, and together with the Notes, the “Securities”) issued to Purchasers pursuant to that certain Note and Warrant Purchase Agreement, dated as of December 22, 2016 (as amended by that certain First Amendment to Note and Warrant Purchase Agreement, dated April 13, 2017, the “NWPA”), and that certain Registration Rights Agreement dated as of February 3, 2017 (the “Registration Rights Agreement”), and is entered into by and among Oncobiologics, Inc., a Delaware corporation (the “Company”), and the Purchasers identified on the signature pages to this Amendment. Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the respective meanings ascribed to them in the NWPA.

Recitals

A.           The Company and the Purchasers are parties to the NWPA and the Registration Rights Agreement.

B.           The Company intends to enter into a transaction pursuant to a Purchase Agreement dated on or about the date hereof (the “Purchase Agreement”) by and between the Company and GMS Tenshi Holdings Pte. Limited, a Singapore private limited company (“GMS Tenshi”) for the private placement of up to $25,000,000 of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”), and warrants to purchase 16,750,000 shares of the Company’s common stock, par value $0.01 per share (the “Purchase Agreement Warrants).

C.           In connection with the sale of the Preferred Shares and Purchase Agreement Warrants pursuant to the Purchase Agreement, the Company intends to enter into an Investor Rights Agreement (the “IRA”) with GMS Tenshi pursuant to which it will grant certain registration rights to GMS Tenshi.

D.           The Company has not registered for resale the shares of its common stock underlying the Warrants issued in April and May 2017 to the Purchasers.

E.           The sale and issuance of the Preferred Shares and Purchase Agreement Warrants will constitute a Change of Control Transaction under Section 5(g) of the Notes, resulting in an Event of Default under the Notes and under the Security Agreement (together, the “CoC Event of Default”).

F.           One or more Events of Default (the “Good Standing Default”) may be deemed to have occurred and may be continuing under the Notes, under the NWPA and under the Security Agreement due to the Company’s failure to pay certain franchise and other taxes and maintain its good standing in its jurisdiction of incorporation.

G.           One or more Events of Default (the “Schedule Default”) may be deemed to have occurred and may be continuing under the Notes, under the NWPA and under the Security Agreement due to the existence of typographical errors appearing under the heading “Investor Notes” in Schedule II to the NWPA.

H.           An Event of Default (the “Cross Default”, and together with the CoC Event of Default, the Good Standing Default and the Schedule Default, the “Specified Events of Default”) may be deemed to have occurred and may be continuing under Section 5(d) and Section 5(e) of the Notes and under the Security Agreement as a result of one or more events of default that may have occurred with respect to the Indebtedness listed under the heading “Investor Notes” on Schedule II to the NWPA.

I.           The sale and issuance of the Preferred Shares and Purchase Agreement Warrants will constitute a Fundamental Transaction under Section 3(e)(v) of the Warrants.

J.           The granting of the registration rights to GMS Tenshi pursuant to the IRA is prohibited by Section 7(j)(i) of the Registration Rights Agreement.

K.          The Company and the Purchasers desire to waive the Specified Events of Default that may have occurred and waive any rights that may inure to the benefit of holders of the Warrants in the event of a Fundamental Transaction under the Warrants.

L.           The Company and the Purchasers desire to amend the Security Agreement, the NWPA and the Notes as provided herein and to correct the typographical errors that may have given rise to the Schedule Default as provided herein.

M.       Subject to Section 8 of the Security Agreement and Section 9 of each of the Notes, Section 7 of the NWPA provides that any provision of the Security Agreement, the NWPA or the Securities may be amended and any provision thereof waived only by the written consent of the Company and the Majority Holders. Section 8 of the Security Agreement and Section 9 of each of the Notes each provide that any amendment to any Note that changes the fixed maturity of any Loan or Note will not be effective without the consent of each Purchaser and each Secured Party (as defined in the Security Agreement).

N.           The undersigned Purchasers represent all of the Purchasers and Secured Parties as of the Effective Date.

O.           The Company and the Purchasers desire to waive the prohibition on granting registration rights to GMS Tenshi pursuant to the IRA.

P.           The Company and the Purchasers desire to waive prior non-compliance by the Company with the Registration Rights Agreement to register for resale the shares of its common stock underlying the Warrants issued in April and May 2017 to the Purchasers, and the Company desires to agree to register such shares no later than March 31, 2018.

Q.           Section 7(a) of the Registration Rights Agreement provides that any provision of the IRA may be amended or waived only with the written consent of the Company and Investors (as defined in the Registration Rights Agreement) holding a majority of the Registrable Securities outstanding (the “Required Investors”).

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R.           The Company intends to enter into a transaction pursuant to a Purchase and Exchange Agreement dated on or about the date hereof and attached hereto as Exhibit A (the “Exchange Purchase Agreement”) by and between the Company and the following Purchasers: Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (each, an “Exchanging Purchaser” and collectively, the “Exchanging Purchasers”) pursuant to which the Exchanging Purchasers have agreed to forgive an aggregate principal amount of their respective Notes equal to $1,500,000 (such amount, the “Exchanged Principal”), together with all accrued interest on such Exchanged Principal (such accrued interest, together with the Exchanged Principal, the “Exchanged Indebtedness”) for shares of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (the “Exchanging Noteholders’ Preferred Shares”).

S.           Each of the Purchasers has been given the opportunity to participate in the transactions contemplated by the Exchange Purchase Agreement and the Exchanging Purchasers are the only Purchasers who have elected to, and agreed to, participate in such transactions.

T.           The Company and GMS Tenshi have entered into that certain Strategic License Agreement between the Company and GMS Tenshi dated as of July 24, 2017 (as may be amended, supplemented, restated or otherwise modified from time to time, the “GMS Licensing Agreement”) pursuant to which the Company granted to GMS Tenshi certain licenses and sublicenses with respect to intellectual property owned by or licensed to the Company and relating to the Company’s ONS-1045 product candidate. The Majority Holders have previously consented to the entry by the Company into the GMS Licensing Agreement and the consummation of the transactions contemplated thereby.

U.           On or about the date hereof the Company and GMS Tenshi intend to enter into that certain Joint Development and License Agreement dated as of September 7, 2017 (as may be amended, supplemented, restated or otherwise modified from time to time, the “GMS Collaboration Agreement”) pursuant to which the Company will grant to GMS Tenshi certain licenses and sublicenses with respect to intellectual property owned by or licensed to the Company and relating to certain the Company’s ONS-1045 and ONS-3010 product candidates.

V.       The Company has requested that the Purchasers consent to and approve each of the transactions contemplated by the IRA, the GMS Licensing Agreement, the GMS Collaboration Agreement, the Purchase Agreement and each of the other Transaction Documents (as defined in the Purchase Agreement), and, subject to the terms and conditions of this Amendment, the Purchasers have agreed to so approve and consent to such transactions.

W.       Certain of the Purchasers are holders of Series A Warrants (as defined in the Purchase Agreement), and have requested that the Company modify the expiration date of the Series A Warrants as set forth herein and the Company is in agreement with such request.

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Agreement

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.          This Amendment will be effective as of the Effective Date upon receipt by the Company and each Purchaser of an executed counterpart of this Amendment.

2.          The undersigned Purchasers, constituting all of the Purchasers as of the Effective Date, hereby waive (v) the CoC Event of Default as it relates to the transactions contemplated by the Purchase Agreement (including, without limitation, the sale and issuance of the Preferred Shares and the Purchase Agreement Warrants and the exercise of the Purchase Agreement Warrants), (w) the Good Standing Default, (x) the Schedule Default, (y) the Cross Default and (z) payment of any and all default interest that may have accrued under the Notes as a result of the occurrence of one or more of the Specified Events of Default (with it being understood and agreed that any such default interest is hereby forgiven in full by the Purchasers). For the avoidance of doubt, (x) upon giving effect to the foregoing waiver, the Notes shall continue to bear interest at the Stated Interest Rate (as defined in each of the Notes) and (y) the foregoing waiver constitutes a rescission and annulment of the automatic acceleration of all unpaid principal, accrued interest and other amounts owing under the Notes provided for in the last paragraph of Section 5 of each of the Notes, as such acceleration may have been triggered by the occurrence of the Specified Events of Default. The undersigned Purchasers’ waiver of the Company’s obligation to make payment of all unpaid principal and accrued and unpaid interest and other amounts owing under the Notes shall apply only to transactions contemplated by the Purchase Agreement and the Specified Events of Default.

3.          It is acknowledged by the Company and the undersigned Purchasers that as of the date hereof the promissory notes payable by the Company to Devarata Goswami and Pharma Innovation Sourcing Center LLC (each in respect of the related Indebtedness owing to such persons that is listed under the heading “Investor Notes” on Schedule II to the NWPA) remain in default (the “Investor Note Default”). Notwithstanding anything in the Notes, the Security Agreement, the NWPA or any of the other Transaction Documents to the contrary and for the avoidance of doubt, after giving effect to the foregoing waiver of the Cross Default set forth in paragraph 2 above and the amendments contemplated by this Amendment, the Company and the undersigned Purchasers agree that the existence of the Investor Note Default does not and will not constitute a “default” or an “Event of Default” for any purpose under any of the Notes, the NWPA, the Security Agreement or any of the other Transaction Documents.

4.          It is acknowledged by the Company and the undersigned Purchasers that as of the date hereof the Company has not paid the taxes giving rise to the Good Standing Default and it is not in good standing in its jurisdiction of incorporation. Notwithstanding anything in the Notes, the Security Agreement, the NWPA or any of the other Transaction Documents to the contrary and for the avoidance of doubt, after giving effect to the foregoing waiver of the Good Standing Default set forth in paragraph 2 above and the amendments contemplated by this Amendment, the Company and the undersigned Purchasers agree that the existence of the Good Standing Default does not and will not constitute a "default" or an "Event of Default" for any purpose under any of the Notes, the NWPA, the Security Agreement or any of the other Transaction Documents.

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5.          The undersigned Purchasers, constituting the Majority Holders, hereby waive any rights afforded to holders of the Warrants in the event of a Fundamental Transaction under Section 3(e)(v) related to the transactions contemplated by the Purchase Agreement. The undersigned Purchasers’ waiver of rights afforded to holders of the Warrants in the event of a Fundamental Transaction shall apply only to the transactions contemplated by the Purchase Agreement.

6.          Notwithstanding anything in the Notes, the Warrants, the Security Agreement, the NWPA, the Registration Rights Agreement, any other Transaction Document or in any related agreement or undertaking between the Purchasers (or any of them) and the Company to the contrary, each of the undersigned Purchasers hereby consents to and approves each of the transactions contemplated by the IRA, the GMS Licensing Agreement, the GMS Collaboration Agreement, the Purchase Agreement, each of the other Transaction Documents (as defined in the Purchase Agreement) and the Exchange Purchase Agreement, including, for the avoidance of doubt, the transfers of intellectual property and related assets contemplated by the GMS Licensing Agreement and the GMS Collaboration Agreement (and with it being understood and agreed that in connection with any such transfers any lien or security or other interest held by the Purchasers, or any of them, on any such assets shall be automatically and irrevocably released and with it being further agreed that the Purchasers will execute and deliver any documentation or lien releases reasonably requested by the Company in connection with the effectuation of the foregoing).

7.          In accordance with the NWPA and the Notes, each of the Purchasers and the Company acknowledges and agrees that each of the Purchasers has been given the opportunity to participate in the transactions contemplated by the Exchange Purchase Agreement. Effective automatically upon the consummation of the “Exchange” (as defined in the Exchange Purchase Agreement), the Purchasers and the Company agree that (x) the Exchanged Indebtedness shall be automatically extinguished and forgiven in full, (y) the outstanding principal amount of the Notes will be as set forth in Exhibit B attached hereto, and (z) the Note of each applicable Exchanging Purchaser shall be deemed to be automatically amended to give effect to such Exchange (or, if any such Exchanging Purchaser has exchanged its Note in its entirety, such Note shall be automatically and irrevocably terminated, marked “cancelled” and promptly remitted to the Company by the applicable Exchanging Purchaser) and, to the extent requested by the Company or such applicable Exchanging Purchaser, the Company shall issue a replacement Note to such Exchanging Purchaser to reflect the consummation of the Exchange (and upon receipt of any such replacement Note such Exchanging Purchaser shall promptly remit any replaced Note to the Company for cancellation).

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8.          Each of the Notes is hereby amended as follows:

(a)          Section 1 of each of the Notes is hereby amended and restated as follows:

“1.          Principal Repayment. The outstanding principal amount of this Note, and all accrued and unpaid interest thereon, shall be due and payable on the later to occur of (x) December 22, 2018 and (y) the date that is one year following the occurrence of the ‘Closing Date’ (as defined in that certain Purchase Agreement dated as of September 7, 2017 between Company and GMS Tenshi Holdings Pte. Limited, a Singapore private limited company) (such later date, the “Maturity Date”).”

(b)          Clauses (d) and (e) of Section 5 of each of the Notes are hereby amended and restated as follows:

“(d) a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any subsidiary is obligated relating to an obligation greater than $1,000,000, but excluding, for all purposes of this clause (d), any default or event of default occurring under or with respect to the Indebtedness listed under the heading ‘Investor Notes’ on Schedule II to the Purchase Agreement;

(e) the Company or any subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement (other than, for all purposes of this clause (e), any promissory note or agreement, documentation or other evidence of Indebtedness relating to the Indebtedness listed under the heading ‘Investor Notes’ on Schedule II to the Purchase Agreement) that (a) involves an obligation greater than $500,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;”

(c)          Clause (g) of Section 5 of each of the Notes is hereby amended and restated as follows:

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“(g)       the Company shall be a party to any Change of Control Transaction or shall sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction). ‘Change of Control Transaction’ means the occurrence after the date hereof of any of (a) an acquisition after the Closing Date (as defined in the GMS Purchase Agreement) by an individual or legal entity or ‘group’ (as described in Rule 13d-5(b)(1) promulgated under the 1934 Act), other than, in each case, any Permitted Holders, of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 49% of the voting securities of the Company, (b) the Company merges into or consolidates with any other Person or entity, or any Person or entity merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50.1% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person or entity and the stockholders of the Company immediately prior to such transaction own less than 50.1% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) a replacement at one time or within a three year period of more than one-half of the members of the board of directors (other than members of the board of directors appointed directly or indirectly by Permitted Holders) which is not approved by a majority of those individuals who are members of the board of directors on the Closing Date (as defined in the GMS Purchase Agreement) (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors of the Company was approved by a majority of the members of the board of directors who are members on the date hereof). ‘Permitted Holders’ means any of (i) GMS Tenshi and any Affiliate thereof, (ii) any Person controlled by any of the Persons described in clause (i), (iii) any group of Persons (within the meaning of Rule 13d-3 under the 1934 Act) of which any Person described in clauses (i) or (ii), individually or collectively, has control over such group and/or (iv) any Person or group of Persons (within the meaning of Rule 13d-3 under the 1934 Act) designated by GMS Tenshi so long as GMS Tenshi has provided to each Purchaser written notice of the material terms of the issuance or sale of any warrants, capital stock or other equity interests of the Company to any such Person or group of Persons at least three (3) Business Days prior to such sale or issuance (which notice requirement shall not be construed to require the consent of the Purchasers, or any of them). For purposes of this definition, ‘control’, as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by agreement or otherwise. For the avoidance of any doubt, the issuance of any warrants, capital stock or other equity interests of the Company to a Permitted Holder shall not constitute an “Event of Default” or a “Change of Control” for any purpose under this Note or any other Transaction Document. ‘Person’ means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;”

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9.          The NWPA is hereby amended as follows:

(a)          Clauses (a) and (b) of Section 4 of the NWPA are hereby amended and restated as follows:

“(a) Payments. Notwithstanding anything to the contrary in the Notes, prior to the termination or satisfaction in full of the Notes the Company hereby agrees that it shall not (i) make any payments to Company officers with respect to Company indebtedness owed to such officers, (ii) make any distribution or dividend payments to stockholders of the Company or redeem or retire for value any shares of any class of stock of the Company, except for distributions, dividend payments, redemptions and retirements for value (x) in respect of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the ‘Preferred Shares’), initially issued pursuant to that certain Purchase Agreement dated on or about September 7, 2017 (as amended, waived, supplemented, restated or otherwise modified from time to time, the ‘GMS Purchase Agreement’) by and between the Company and GMS Tenshi Holdings Pte. Limited (‘GMS Tenshi’) or (y) as contemplated by the Transaction Documents (as defined in the GMS Purchase Agreement) (provided that (A) any such redemptions or retirements for value in respect of the Preferred Shares made pursuant to the foregoing clause (a)(ii) shall be made only pursuant to Section 8(b) of the Certificate of Designation (as defined in the GMS Purchase Agreement), and (B) any such distribution or dividend payments in respect of the Preferred Shares shall not be made in cash (it being understood that the Company shall be permitted to make any such distribution or dividend payments in respect of the Preferred Shares by issuance and delivery of PIK Shares (as defined in the Certificate of Designation) in accordance with the Certificate of Designation)) or (iii) except (x) for payments in respect of any GMS Subordinated Debt (as defined in Section 4(b) below) made in accordance with Section 4(b) and the subordination provisions thereof or (y) as permitted pursuant to Section 4(f), repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Notes if on a pro-rata basis and other than regularly scheduled principal and interest payments as such terms are in effect as of the date hereof, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default (as defined in the Notes) shall occur. For the avoidance of doubt, no payments (on account of principal interest or otherwise) with respect to the Indebtedness listed under the heading ‘Investor Notes’ on Schedule II hereto shall be made prior to the payment in full of the obligations under the Notes.

(b) Indebtedness. The Company shall not incur, suffer or permit to exist any Indebtedness other than (i) the indebtedness outstanding on the date hereof and set forth on Schedule II hereto (and including, for the avoidance of doubt, assignments, amendments, supplements, restatements, modifications or extensions to or of any such indebtedness, in each case, not increasing the principal amount thereof); (ii) indebtedness evidenced by the Notes; (iii) indebtedness of the type described in clause (c) of the definition of ‘Permitted Liens’ as such term is defined in the Security Agreement; (iv) obligations in respect of the Preferred Shares and (v) so long as the Company has given the Purchasers written notice at least three (3) Business Days prior to the incurrence thereof (which notice requirement shall not be construed to require the consent of the Purchasers, or any of them), secured or unsecured subordinated indebtedness owing to GMS Tenshi or any Affiliate thereof (other than the Company or any of its subsidiaries) or any other individual or legal entity designated by GMS Tenshi (the ‘GMS Subordinated Indebtedness’), which indebtedness shall be subordinated to the indebtedness evidenced by the Notes on terms to be agreed by the Company and GMS Tenshi, but which subordination terms, in any event, will permit the Company to make regularly scheduled payments of principal, interest and other amounts owing in respect thereof so long as no Event of Default (as defined under the Notes) shall have occurred and be continuing.”

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(b)          Clause (d) of Section 4 of the NWPA is hereby amended as follows:

“(d) Affiliate Transactions. The Company shall not enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval), other than (i) indemnities and reimbursement of out-of-pocket costs and expenses for members of the Board of Directors, managers or other governing body of the Company or any its subsidiaries and (ii) transactions pursuant to (v) the GMS Licensing Agreement and the GMS Collaboration Agreement (each as defined in the Security Agreement), (w) the GMS Purchase Agreement (including, for the avoidance of doubt, in respect of the warrants and Preferred Shares issued thereunder and in respect of any additional issuances of warrants, equity or other capital stock by the Company to GMS Tenshi or any of its Affiliates (other than the Company and its subsidiaries) or any other individual or legal entity designated by GMS Tenshi, (x) the Investor Rights Agreement between the Company and GMS Tenshi to be dated as of the Initial Closing Date (as defined in the GMS Purchase Agreement) (as may be amended, supplemented, restated or otherwise modified from time to time), (y) the Exchange Purchase Agreement and (z) the documentation evidencing any GMS Subordinated Debt and the Indebtedness listed under the heading ‘Investor Notes’ on Schedule II hereto.”

(c)          The following shall be added as a new clause (h) of Section 4 of the NWPA:

“(g) Notification of Deemed Liquidation Event. The Company shall provide reasonably prompt notice to the Purchasers of the receipt by the Company of written notice from GMS Tenshi of the occurrence of a Deemed Liquidation Event (as defined in the Certificate of Designation (as defined in the GMS Purchase Agreement)).”

10.         Schedule II (“Schedule of Indebtedness”) to the NWPA is hereby amended and restated in its entirety in the form attached hereto as Exhibit C.

11.         The Security Agreement is hereby amended as follows:

(a)          Section 1 of the Security Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“‘GMS Licensing Agreement’ means the Strategic License Agreement between the Company and GMS Tenshi dated as of July 24, 2017 (as may be amended, supplemented, restated or otherwise modified from time to time).

‘GMS Collaboration Agreement’ means the Joint Development and License Agreement between the Company and GMS Tenshi dated as of September 7, 2017 (as may be amended, supplemented, restated or otherwise modified from time to time).”

(b)          Clauses (d) and (e) of the definition of “Permitted Liens” in Section 1 of the Security Agreement are hereby amended and restated as follows:

“(d) leases or subleases and licenses or sublicenses granted to others in the ordinary course of Grantor’s business or granted under the GMS Licensing Agreement or the GMS Collaboration Agreement; (e) any right, title or interest of a licensor under a license (including, for the avoidance of doubt, under the GMS Licensing Agreement or the GMS Collaboration Agreement);”

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(c)          Clause (o) of the definition of “Permitted Liens” in Section 1 of the Security Agreement is hereby amended and restated as follows:

“(o) Liens securing subordinated debt (other than GMS Subordinated Debt), (provided such Liens are subordinated to Secured Party’s security interest on terms acceptable to Secured Party) and Liens securing GMS Subordinated Debt;”

(d)          Clause (a) of Section 5.1 of the Security Agreement is hereby amended and restated as follows:

“5.1        Disposition of Collateral. Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral (each, a ‘Transfer’), or attempt or contract to do so, other than (a) the sale of Inventory in the ordinary course of business, (b) the granting of Licenses in the ordinary course of business, (c) the disposal of worn-out or obsolete Equipment, (d) Transfers of Collateral for fair market value as determined by Grantor in its good faith business judgment, not exceeding $250,000 in the aggregate in any given fiscal year and (e) the granting of Licenses and any other transfers pursuant to the GMS Licensing Agreement and/or the GMS Collaboration Agreement.”

12.         All other terms and conditions of the Notes, the Security Agreement and the NWPA will be unaffected hereby and remain in full force and effect. A copy of this Amendment may be attached to each of the Notes as an allonge thereto and shall be deemed to be an amendment to each of the Notes.

13.         The undersigned Investors, constituting the Required Investors, hereby waive the prohibition on granting registration rights to future Registrable Security holders under Section 7(j)(i) of the Registration Rights Agreement with respect to the transactions contemplated by the Purchase Agreement, including the Company’s entry into the IRA. The undersigned Investors’ waiver of Section 7(j)(i) of the Registration Rights Agreement shall apply only to the transactions contemplated by the Purchase Agreement, including the Company’s entry into the IRA.

14.         The undersigned Investors, constituting the Required Investors, hereby waive the Company’s prior non-compliance with the Registration Rights Agreement to register for resale the shares of its common stock underlying the Warrants issued in April and May 2017 to the Purchasers, and the Company and undersigned Investors hereby agree that the Company shall register such shares for resale in accordance with the Registration Rights Agreement no later than March 31, 2018.

15.         All other terms and condition of the Registration Rights Agreement will be unaffected hereby and remain in full force and effect.

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16.         The Company undertakes and agrees to take such action as may be necessary to modify the expiration date of the Series A Warrants (as defined in the Purchase Agreement) prior to the current expiration of such Series A Warrants such that that the Series A Warrants will expire at the earlier to occur of (a) 5:00 p.m. New York City time on February 18, 2018, in the event that, at any time after the date hereof and prior to January 22, 2018, the closing market price of the common stock of the Company is greater than or equal to $7.25 per share, (b) 5:00 p.m. New York City time on the date that is twenty (20) Business Days after the date (which date may be no earlier than January 22, 2018) on which the closing market price of the common stock of the Company is greater than or equal to $7.25 per share, and (c) 5:00 p.m. New York City time on February 18, 2019.

17.         Upon giving effect to this Amendment, each reference in the NWPA, Security Agreement, any Note or the Registration Rights Agreement to “this Agreement”, “this Note” or words of similar import referring to the NWPA, Security Agreement, any Note or the Registration Rights Agreement, as applicable, shall be and mean, in each case, a reference to the NWPA, Security Agreement, any Note or the Registration Rights Agreement, as applicable, as amended by this Amendment.

18.         Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

19.         This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law provisions. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AMENDMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

20.         This Amendment may only be amended, waived, supplemented or otherwise varied by a document, in writing, of even or subsequent date of this Amendment, executed by the Company and the Majority Holders; provided that, any amendment, modification, supplement or waiver to the definition of “Maturity Date” (as defined in the Notes) or that otherwise reduces the principal of any of the Notes that has the effect of changing the fixed maturity of the Notes or reduces the principal amount of the Notes will be subject to the consent of the Majority Holders and each affected Purchasers.

21.         The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties to this Amendment, the Purchasers and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

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22.         This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies or copies in “.pdf” format of signed signature pages will be deemed binding originals.

23.         Notwithstanding anything herein to the contrary, the Purchasers party hereto and the Company each acknowledge that Simon Woodhouse, an individual (the “Designated Purchaser”), is a Purchaser who has not delivered an executed counterpart signature page to this Amendment as of the time that this Amendment became effective on the date hereof. In the event that the Designated Purchaser delivers to the Company an executed counterpart signature page to this Amendment, such counterpart signature page shall be attached hereto and shall constitute a part of this Amendment for all purposes. In the event that the Designated Purchaser has not delivered an executed signature page to this Amendment prior to the effectiveness of this Amendment, the Purchasers party hereto and the Company hereby agree that, notwithstanding anything in the this Amendment, the Notes, the Security Agreement, the NWPA or any of the other Transaction Documents to the contrary, for so long as the Designated Purchaser has not delivered an executed counterpart signature page to this Amendment: (x) the existence of any default or Event of Default under the Note held by the Designated Purchaser shall not constitute a default or Event of Default for any purpose under the other Notes, the Security Agreement, the NWPA or any of the other Transaction Documents and (y) the Company shall be permitted to prepay in full the Note held by the Designated Purchaser, together with accrued interest thereon, without any obligation or requirement to prepay any other Note (in full or in part, on a pro rata basis or otherwise).

[Signatures Follow]

12

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Company:

Oncobiologics, Inc.

By:	/s/ Pankaj Mohan
Name:	Pankaj Mohan, Ph.D.
Title:	Chief Executive Officer

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

venBio Select Fund LLC

By:	/s/ Scott Epstein
Name:	Scott Epstein
Title:	CFO and CCO

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

PointState Fund LP

By:	/s/ Alfred J. Barbagallo
Name:	Alfred J. Barbagallo
Title:	Managing Director and General Counsel

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

Sabby Healthcare Master Fund, Ltd.

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Manager

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

Sabby Volatility Warrant Master Fund, Ltd.

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO of Investment Manager

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

Trutek Corp.

By:	/s/ Ashok Wahi
Name:	Ashok Wahi
Title:	President

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

By:	/s/ Nailesh A. Bhatt
Name:	Nailesh A. Bhatt

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

By:	/s/ Dennis M. O’Donnell
Name:	Dennis M. O’Donnell

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

By:	/s/ Arunkumar Vyas
Name:	Arunkumar Vyas

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

By:	/s/ Ajitesh Resi
Name:	Ajitesh Resi

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

By:	/s/ Scott Canute
Name:	Scott Canute

The parties have executed this Note and Warrant Amendment and Waiver as of the date first above written.

Purchaser:

By:	/s/ Albert D. Dyrness
Name:	Albert D. Dyrness